                                    FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                       AND

                        LISTING OF SUCH SECURITIES ON THE
                          NEW YORK STOCK EXCHANGE, INC.

                           TOLL BROTHERS FINANCE CORP.
                              TOLL BROTHERS, INC.*
           (Exact name of each registrant as specified in its charter)

Toll Brothers Finance Corp.- Delaware              Toll Brothers Finance Corp.- 23-3097271
Toll Brothers, Inc.- Delaware                      Toll Brothers, Inc.- 23-2416878
-------------------------------------              ----------------------------------------------------
(State or other jurisdiction of                    (I.R.S. Employer Identification Number)
incorporation of each registrant)

                              3103 Philmont Avenue
                      Huntingdon Valley, Pennsylvania 19006
   ---------------------------------------------------------------------------
                        (Address, including zip code, of
                    registrants' principal executive offices)

                 Securities to be registered pursuant to Section
            12(b) of the Securities Exchange Act of 1934 (the "Act"):

      Title of each class                               Name of each exchange on which
      to be so registered                                   each class is to be registered
-------------------------------------              -----------------------------------------
5.95% Senior Notes due 2013                         New York Stock Exchange
of Toll Brothers Finance Corp.

Guarantees of 5.95% Senior                          New York Stock Exchange
Notes due 2013 of Toll Brothers
Finance Corp. by Toll Brothers, Inc.
and certain subsidiaries of Toll
Brothers, Inc.*

                      *SEE TABLE OF ADDITIONAL REGISTRANTS

This form relates to the registration of a class of "debt securities," as defined in Rule 3a12-11(c) under the Act, pursuant to Section 12(b) of the Act and, pursuant to General Instruction A.(c) will be effective upon the later of the receipt by the Securities and Exchange Commission (the "Commission") of certification from the New York Stock Exchange or effectiveness of the Securities Act registration statement relating to the class of securities that are the subject of this registration statement. Toll Brothers, Inc., the parent guarantor of these debt securities, is subject to and in compliance with the reporting requirements under Section 12 or Section 15(d) of the Act.

The offer and sale of these securities are concurrently being registered with the Commission under the Securities Act of 1933 (the "Securities Act").

Securities Act registration statement file number to which this form relates (for any registration statement that the issuer is filing concurrently with this form): Registration Nos. 333-109604, 333-109604-01, 333-109604-02, 333-109604-03
and 333-109604-04.

All requisite approvals and authorizations have been received, and required supporting documents relating to this transaction have been filed with the New York Stock Exchange. Pursuant to the requirements of Section 12 of the Act, the registrants have duly caused the registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

In connection with the issuance of these securities, the issuers have received opinions of counsel covering: the valid existence of the issuers; the due authorization of the debt securities subject to this application (the "Debt Securities"); the validity of the Debt Securities; the qualification of the indenture under the Trust Indenture Act of 1939, if applicable; and, the effectiveness of the securities under the Securities Act, or, if not registered, the reasons why not.

Registrants:      Toll Brothers Finance Corp.

                  Date:  December 1, 2003
                        -----------------------------
                  By:    Joseph R. Sicree
                        -----------------------------
                        Name:  Joseph R. Sicree
                        Title:  Chief Accounting Officer

                  Toll Brothers, Inc.

                  Date:  December 1, 2003
                        -----------------------------
                  By:    Joseph R. Sicree
                        -----------------------------
                        Name:  Joseph R. Sicree
                        Title:  Chief Accounting Officer

                 Additional Registrants (See Attached
                  Table of Additional Registrants)


                  Date:  December 1, 2003
                        -----------------------------
                  By:    Joseph R. Sicree
                        -----------------------------
                        Name:  Joseph R. Sicree
                        Title:  Designated Officer

                             Listing Application to
                          New York Stock Exchange, Inc.
                                   (637432- )

The New York Stock Exchange, Inc. hereby authorizes the above referenced debt securities of Toll Brothers Finance Corp., Toll Brothers, Inc. and the other Additional Registrants listed herein, subject to official notice of issuance, and certifies to the Securities and Exchange Commission its approval for the listing and registration of such securities under the Act.


By:
     ----------------------------------
     Janice O'Neill
     Vice President
     Corporate Compliance

                       TABLE OF ADDITIONAL REGISTRANTS(1)

                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------
Toll Holdings, Inc.                                              Delaware                23-2569047
Amwell Chase, Inc.                                               Delaware                23-2551304
Brentwood Investments I, Inc                                     Tennessee               04-3602308
Bunker Hill Estates, Inc.                                        Delaware                23-2535037
Chesterbrooke, Inc.                                              Delaware                23-2485513
Connecticut Land Corp.                                           Delaware                23-2533514
Daylesford Development Corp.                                     Delaware                23-2511943
Eastern States Engineering, Inc.                                 Delaware                23-2432981
Edmunds-Toll Construction Company                                Arizona                 23-2832024
Fairway Valley, Inc.                                             Delaware                23-2432976
First Brandywine Finance Corp.                                   Delaware                23-2737486
First Brandywine Investment Corp. II                             Delaware                23-2731790
First Brandywine Investment Corp. III                            Delaware                23-2820213
First Brandywine Investment Corp. IV                             Delaware                61-1443340
First Huntingdon Finance Corp.                                   Delaware                23-2485787
Franklin Farms G.P., Inc.                                        Delaware                23-2486303
Frenchman's Reserve Country Club, Inc.                           Florida                 56-2290261
HQZ Acquisitions, Inc.                                           Michigan                38-3149633
MA Limited Land Corporation                                      Delaware                23-2523560
Maple Point, Inc.                                                Delaware                23-2551803
Maryland Limited Land Corporation                                Delaware                23-2499816
Mizner County Club, Inc.                                         Florida                 23-2970622
Mountain View Country Club, Inc.                                 California              05-0567717
Polekoff Farm, Inc.                                              Pennsylvania            23-2417142
Silverman Development Company, Inc.                              Michigan                38-3180742
SH Homes Corporation                                             Michigan                38-3392296
SI Investment Corporation                                        Michigan                38-3298884
Springfield Chase, Inc.                                          Delaware                23-2538985
Stewarts Crossing, Inc.                                          Delaware                23-2547222
TB Proprietary Corp.                                             Delaware                23-2485790
TB Proprietary LP, Inc.                                          Delaware                23-3066217
Tenby Hunt, Inc.                                                 Delaware                23-2682947
The Silverman Building Companies, Inc.                           Michigan                38-3075345
Toll AZ GP Corp.                                                 Delaware                23-2815680
Toll Bros., Inc.                                                 Pennsylvania            23-2417123
Toll Bros., Inc.                                                 Delaware                23-2600117
Toll Bros., Inc.                                                 Texas                   23-2896374
Toll Bros. of Arizona, Inc.                                      Arizona                 23-2906398
Toll Bros. of North Carolina, Inc.                               North Carolina          23-2777389
Toll Bros. of North Carolina II, Inc.                            North Carolina          23-2990315
Toll Bros. of North Carolina III, Inc.                           North Carolina          23-2993276
Toll Bros. of Tennessee, Inc.                                    Delaware                51-0385724
Toll Brothers Real Estate, Inc.                                  Pennsylvania            23-2417116
Toll CA GP Corp.                                                 California              23-2748091
Toll CO GP Corp.                                                 Colorado                23-2978190
Toll Corp.                                                       Delaware                23-2485860
Toll Finance Corp.                                               Delaware                23-2978196
Toll FL GP Corp.                                                 Florida                 23-2796288


                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------
Toll IL GP Corp.                                                 Illinois                23-2967049
Toll Land Corp. No. 6                                            Pennsylvania            23-2417134
Toll Land Corp. No. 10                                           Delaware                23-2551776
Toll Land Corp. No. 20                                           Delaware                23-2551793
Toll Land Corp. No. 43                                           Delaware                23-2737488
Toll Land Corp. No. 45                                           Delaware                23-2737050
Toll Land Corp. No. 46                                           Delaware                23-2731483
Toll Land Corp. No. 47                                           Delaware                23-2737359
Toll Land Corp. No. 48                                           Delaware                23-2860557
Toll Land Corp. No. 49                                           Delaware                23-2860562
Toll Land Corp. No. 50                                           Delaware                23-2860513
Toll Land Corp. No. 51                                           Delaware                23-2959185
Toll Land Corp. No. 52                                           Delaware                23-2966099
Toll Land Corp. No. 53                                           Delaware                23-2978200
Toll Land Corp. No. 55                                           Delaware                23-2978124
Toll Land Corp. No. 56                                           Delaware                23-2978119
Toll Land Corp. No. 58                                           Delaware                23-3097273
Toll Land Corp. No. 59                                           Delaware                23-3097278
Toll Land Corp. No. 60                                           Delaware                23-3097277
Toll Management AZ Corp.                                         Delaware                51-0385727
Toll Management VA Corp.                                         Delaware                51-0385725
Toll MN GP Corp.                                                 Minnesota               20-0099962
Toll MI GP Corp.                                                 Michigan                23-2917543
Toll NH GP Corp.                                                 New Hampshire           23-3048998
Toll NJ Builder Corp.                                            New Jersey              74-3083211
Toll NJX-I Corp.                                                 Delaware                51-0413821
Toll NJX-II Corp.                                                Delaware                51-0413826
Toll NJX III Corp.                                               Delaware                74-3083754
Toll NJX IV Corp.                                                Delaware                74-3083774
Toll NV GP Corp.                                                 Nevada                  23-2928710
Toll NC GP Corp.                                                 North Carolina          23-2760759
Toll OH GP Corp.                                                 Ohio                    23-2878722
Toll PA GP Corp.                                                 Pennsylvania            23-2687561
Toll PA II GP Corp.                                              Pennsylvania            03-0395069
Toll PA Builder Corp.                                            Pennsylvania            87-0693313
Toll Peppertree, Inc.                                            New York                23-2709097
Toll Philmont Corporation                                        Delaware                23-2526635
Toll Realty Holdings Corp. I                                     Delaware                23-2954512
Toll Realty Holdings Corp. II                                    Delaware                23-2954511
Toll Realty Holdings Corp. III                                   Delaware                23-2954510
Toll RI GP Corp.                                                 Rhode Island            23-3020194
Toll SC GP Corp.                                                 South Carolina          23-3094328
Toll TN GP Corp.                                                 Tennessee               23-2886926
Toll TX GP Corp.                                                 Delaware                23-2796291
Toll VA GP Corp.                                                 Delaware                23-2551790
Toll VA Member Two, Inc.                                         Delaware                51-0385726
Toll Wood Corporation                                            Delaware                23-2533529
Toll YL, Inc.                                                    California              23-2898272
Valley Forge Conservation Holding GP Corp.                       Pennsylvania            73-1636768
Warren Chase, Inc.                                               Delaware                23-2518740
Windsor Development Corp.                                        Pennsylvania            23-2432983
Afton Chase, L.P.                                                Pennsylvania            23-2760770



                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------
Audubon Ridge, L.P.                                              Pennsylvania            23-2668976
Beaumont Chase, L.P.                                             Pennsylvania            23-2910269
Belmont Land, L.P.                                               Virginia                23-2810333
Bennington Hunt, L.P.                                            New Jersey              23-2690596
Bernards Chase, L.P.                                             New Jersey              23-2796287
Binks Estates Limited Partnership                                Florida                 23-2796300
The Bird Estate Limited Partnership                              Massachusetts           23-2883360
Blue Bell Country Club, L.P.                                     Pennsylvania            23-2668975
Branchburg Ridge, L.P.                                           New Jersey              23-2918996
Brandywine River Estates, L.P.                                   Pennsylvania            23-2838421
Brass Castle Estates, L.P.                                       New Jersey              23-2921715
Brentwood Investments, L.P.                                      Tennessee               01-0616044
Bridle Estates, L.P.                                             Pennsylvania            23-2855510
Broad Run Associates, L.P.                                       Pennsylvania            23-2979479
Buckingham Woods, L.P.                                           Pennsylvania            23-2689274
Bucks County Country Club, L.P.                                  Pennsylvania            23-2878689
CC Estates Limited Partnership                                   Massachusetts           23-2748927
Calabasas View, L.P.                                             California              23-2785219
Charlestown Hills, L.P.                                          New Jersey              23-2855658
Cheltenham Estates Limited Partnership                           Michigan                23-2968590
Chesterbrooke Limited Partnership                                New Jersey              23-2485378
Cobblestones at Thornbury, L.P.                                  Pennsylvania            23-2774674
Cold Spring Hunt, L.P.                                           Pennsylvania            23-2702468
Coleman-Toll Limited Partnership                                 Nevada                  23-2928708
Concord Chase, L.P.                                              Pennsylvania            23-2897949
Cortlandt Chase, L.P.                                            New York                23-2928875
Delray Limited Partnership                                       Florida                 23-2929049
Dolington Estates, L.P.                                          Pennsylvania            23-2760781
Dominion Country Club, L.P.                                      Virginia                23-2984309
Eagle Farm Limited Partnership                                   Massachusetts           23-2760777
Edmunds-Toll Limited Partnership                                 Arizona                 23-2815685
The Estates at Brooke Manor Limited Partnership                  Maryland                23-2740412
Estates at Coronado Pointe, L.P.                                 California              23-2796299
Estates at Princeton Junction, L.P.                              New Jersey              23-2760779
Estates at Rivers Edge, L.P.                                     New Jersey              23-2748080
Estates at San Juan Capistrano, L.P.                             California              23-2796301
The Estates at Summit Chase, L.P.                                California              23-2748089
Fairfax Investment, L.P.                                         Virginia                23-2982190
Fairfax Station Hunt, L.P.                                       Virginia                23-2680894
Fair Lakes Chase, L.P.                                           Virginia                23-2955092
Fairway Mews Limited Partnership                                 New Jersey              23-2621939
Farmwell Hunt, L.P.                                              Virginia                23-2822996
First Brandywine Partners, L.P.                                  Delaware                51-0385730
Franklin Oaks Limited Partnership                                Massachusetts           23-2838925
Freehold Chase, L.P.                                             New Jersey              23-2743988
Great Falls Hunt, L.P.                                           Virginia                23-2719371
Great Falls Woods, L.P.                                          Virginia                23-2963544
Greens at Waynesborough, L.P.                                    Pennsylvania            23-2740013
Greenwich Chase, L.P.                                            New Jersey              23-2709793
Greenwich Station, L.P.                                          New Jersey              23-2816336
Hockessin Chase, L.P.                                            Delaware                23-2944970
Holland Ridge, L.P.                                              New Jersey              23-2785227



                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------
Holliston Hunt Limited Partnership                               Massachusetts           23-2922701
Hopewell Hunt, L.P.                                              New Jersey              23-2838289
Huckins Farm Limited Partnership                                 Massachusetts           23-2740411
Hunter Mill, L.P.                                                Virginia                23-2711430
Hunterdon Chase, L.P.                                            New Jersey              23-2774673
Hunterdon Ridge, L.P.                                            New Jersey              23-2944965
Huntington Estates Limited Partnership                           Connecticut             23-2855662
Hurley Ridge Limited Partnership                                 Maryland                23-2954935
Kensington Woods Limited Partnership                             Massachusetts           23-2701194
Knolls of Birmingham, L.P.                                       Pennsylvania            23-2855656
Lakeridge, L.P.                                                  Pennsylvania            23-2740012
Lakeway Hills Properties, L.P.                                   Texas                   23-2838579
Laurel Creek, L.P.                                               New Jersey              23-2796297
Loudoun Valley Associates, L.P.                                  Virginia                23-3025878
Mallard Lakes, L.P.                                              Texas                   23-2796298
Manalapan Hunt, L.P.                                             New Jersey              23-2806323
Marshallton Chase, L.P.                                          Pennsylvania            23-2855525
Mill Road Estates, L.P.                                          Pennsylvania            23-2774670
Montgomery Chase, L.P.                                           New Jersey              23-2745356
Montgomery Oaks, L.P.                                            New Jersey              23-2796292
Moorestown Hunt, L.P.                                            New Jersey              23-2810335
Mount Kisco Chase, L.P.                                          New York                23-2796641
NC Country Club Estates Limited Partnership                      North Carolina          23-2917299
Newport Ridge Limited Partnership                                Michigan                38-3413877
Newtown Chase Limited Partnership                                Connecticut             23-2818660
Northampton Crest, L.P.                                          Pennsylvania            23-2944980
Northampton Preserve, L.P.                                       Pennsylvania            23-2901212
Patriots, L.P.                                                   New Jersey              23-2941041
The Preserve at Annapolis Limited Partnership                    Maryland                23-2838510
The Preserve at Boca Raton Limited Partnership                   Florida                 23-2810339
Preston Village Limited Partnership                              North Carolina          23-2806570
Princeton Hunt, L.P.                                             New Jersey              23-2747998
Providence Hunt, L.P.                                            Pennsylvania            23-2680892
Providence Plantation Limited Partnership                        North Carolina          23-2855661
Regency at Dominion Valley, L.P.                                 Virginia                45-0497498
River Crossing, L.P.                                             Pennsylvania            23-2855516
Rolling Greens, L.P.                                             New Jersey              23-2855583
Rose Hollow Crossing Associates                                  Pennsylvania            23-2253629
Seaside Estates Limited Partnership                              Florida                 23-2870057
Shrewsbury Hunt Limited Partnership                              Massachusetts           23-2912930
Silverman-Toll Limited Partnership                               Michigan                23-2986323
Somers Chase, L.P.                                               New York                23-2855511
Somerset Development Limited Partnership                         North Carolina          23-2785223
South Riding, L.P.                                               Virginia                23-2994369
South Riding Partners, L.P.                                      Virginia                23-2861890
Southlake Woods, L.P.                                            Texas                   23-2869081
Southport Landing Limited Partnership                            Connecticut             23-2784609
Springton Pointe, L.P.                                           Pennsylvania            23-2810340
Stone Mill Estates, L.P.                                         Pennsylvania            23-3013974
Stoney Ford Estates, L.P.                                        Pennsylvania            23-2882087
Swedesford Chase, L.P.                                           Pennsylvania            23-2939504
TBI/Heron Bay Limited Partnership                                Florida                 23-2928874


                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------

TBI/Naples Limited Partnership                                   Florida                 23-2883354
TBI/Palm Beach Limited Partnership                               Florida                 23-2891601
TB Proprietary, L.P.                                             Delaware                23-3070158
Thornbury Knoll, L.P.                                            Pennsylvania            23-2668410
Timber Ridge Investment Limited Partnership                      Michigan                38-3413876
Toll at Brier Creek Limited Partnership                          North Carolina          23-2954264
Toll at Daventry Park, L.P.                                      Ohio                    23-2897947
Toll at Payne Ranch, L.P.                                        California              23-2833118
Toll at Princeton Walk, L.P.                                     New Jersey              23-2879954
Toll at Westlake, L.P.                                           New Jersey              23-2963549
Toll at Whippoorwill, L.P.                                       New York                23-2888554
Toll Bros. of Tennessee, L.P.                                    Tennessee               51-0386723
Toll Brothers Maryland II Limited Partnership                    Maryland                23-3027594
Toll CA, L.P.                                                    California              23-2963547
Toll CA II, L.P.                                                 California              23-2838417
Toll CA III, L.P.                                                California              23-3031827
Toll CA IV, L.P.                                                 California              23-3029688
Toll CA V, L.P.                                                  California              23-3091624
Toll CA VI, L.P.                                                 California              23-3091657
Toll CO, L.P.                                                    Colorado                23-2978294
Toll Costa, L.P.                                                 California              81-0602065
Toll CT Limited Partnership                                      Connecticut             23-2963551
Toll CT II Limited Partnership                                   Connecticut             23-3041974
Toll CT Westport Limited Partnership                             Connecticut             23-3048964
Toll-Dublin, L.P.                                                California              23-3070669
Toll Estero Limited Partnership                                  Florida                 72-1539292
Toll FL Limited Partnership                                      Florida                 23-3007073
Toll FL II Limited Partnership                                   Florida                 73-1657686
Toll FL III Limited Partnership                                  Florida                 20-0135814
Toll Ft. Myers Limited Partnership                               Florida                 82-0559443
Toll Grove LP                                                    New Jersey              20-0215496
Toll IL, L.P.                                                    Illinois                23-2963552
Toll IL II, L.P.                                                 Illinois                23-3041962
Toll IL III, L.P.                                                Illinois                03-0382404
Toll IL HWCC, L.P.                                               Illinois                75-2985312
Toll Land Limited Partnership                                    Connecticut             23-2709099
Toll Land IV Limited Partnership                                 New Jersey              23-2737490
Toll Land V Limited Partnership                                  New York                23-2796637
Toll Land VI Limited Partnership                                 New York                23-2796640
Toll Land VII Limited Partnership                                New York                23-2775308
Toll Land IX Limited Partnership                                 Virginia                23-2939502
Toll Land X Limited Partnership                                  Virginia                23-2774670
Toll Land XI Limited Partnership                                 New Jersey              23-2796302
Toll Land XIII Limited Partnership                               New York                23-2796304
Toll Land XIV Limited Partnership                                New York                23-2796295
Toll Land XV Limited Partnership                                 Virginia                23-2810342
Toll Land XVI Limited Partnership                                New Jersey              23-2810344
Toll Land XVII Limited Partnership                               Connecticut             23-2815064
Toll Land XVIII Limited Partnership                              Connecticut             23-2833240
Toll Land XIX Limited Partnership                                California              23-2833171
Toll Land XX Limited Partnership                                 California              23-2838991
Toll Land XXI Limited Partnership                                Virginia                23-2865738


                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------

Toll Land XXII Limited Partnership                               California              23-2879949
Toll Land XXIII Limited Partnership                              California              23-2879946
Toll Land XXV Limited Partnership                                New Jersey              23-2867694
Toll Land XXVI Limited Partnership                               Ohio                    23-2880687
Toll Marshall LP                                                 New Jersey              20-0215536
Toll MD Limited Partnership                                      Maryland                23-2963546
Toll MD II Limited Partnership                                   Maryland                23-2978195
Toll MD III Limited Partnership                                  Maryland                23-3044366
Toll MD IV Limited Partnership                                   Maryland                71-0890813
Toll MD V Limited Partnership                                    Maryland                81-0610742
Toll MI Limited Partnership                                      Michigan                23-2999200
Toll MI II Limited Partnership                                   Michigan                23-3015611
Toll MI III Limited Partnership                                  Michigan                23-3097778
Toll MN, L.P.                                                    Minnesota               20-0099987
Toll Naples Limited Partnership                                  Florida                 73-1657686
Toll Naval Associates                                            Pennsylvania            23-2454576
Toll NH Limited Partnership                                      New Hampshire           23-3048999
Toll NJ, L.P.                                                    New Jersey              23-2963550
Toll NJ II, L.P.                                                 New Jersey              23-2991953
Toll NJ III, L.P.                                                New Jersey              23-2993263
Toll NJ IV, L.P.                                                 New Jersey              23-3038827
Toll NJ V, L.P.                                                  New Jersey              23-3091620
Toll NJ VI, L.P.                                                 New Jersey              23-3098583
Toll NJ Builder I, L.P.                                          New Jersey              41-2089798
Toll Northville Limited Partnership                              Michigan                23-2918130
Toll Northville Golf Limited Partnership                         Michigan                23-2918224
Toll NV Limited Partnership                                      Nevada                  23-3010602
Toll PA, L.P.                                                    Pennsylvania            23-2879956
Toll PA II, L.P.                                                 Pennsylvania            23-3063349
Toll PA III, L.P.                                                Pennsylvania            23-3097666
Toll PA IV, L.P.                                                 Pennsylvania            23-3097672
Toll PA V, L.P.                                                  Pennsylvania            03-0395087
Toll PA VI, L.P.                                                 Pennsylvania            47-0858909
Toll PA VII, L.P.                                                Pennsylvania            68-0533037
Toll Peppertree, L.P.                                            New York                23-2707709
Toll Reston Associates, L.P.                                     Delaware                23-3016263
Toll RI, L.P.                                                    Rhode Island            23-3020191
Toll RI II, L.P.                                                 Rhode Island            27-0043852
Toll SC, L.P.                                                    South Carolina          23-3094632
Toll SC II, L.P.                                                 South Carolina          82-0574725
Toll TX, L.P.                                                    Texas                   23-2984310
Toll TX II, L.P.                                                 Texas                   23-3090949
Toll VA, L.P.                                                    Virginia                23-2952674
Toll VA II, L.P.                                                 Virginia                23-3001131
Toll VA IV, L.P.                                                 Virginia                75-2972033
Toll VA V, L.P.                                                  Virginia                47-0887401
Toll Venice Limited Partnership                                  Florida                 71-0902794
Toll YL, L.P.                                                    California              23-3016250
Toll YL II, L.P.                                                 California              80-0014182
Trumbull Hunt Limited Partnership                                Connecticut             23-2855529
Uwchlan Woods, L.P.                                              Pennsylvania            23-2838958
Valley Forge Conservation Holding, L.P.                          Pennsylvania            42-1537902


                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------

Valley Forge Woods, L.P.                                         Pennsylvania            23-2699971
Valley View Estates Limited Partnership                          Massachusetts           23-2760768
Village Partners, L.P.                                           Pennsylvania            81-0594073
Waldon Preserve Limited Partnership                              Michigan                38-3312737
Warwick Greene, L.P.                                             Pennsylvania            23-2968960
Warwick Woods, L.P.                                              Pennsylvania            23-2838950
Washington Greene Development, L.P.                              New Jersey              23-2815640
West Amwell Limited Partnership                                  New Jersey              23-2570825
Whiteland Woods, L.P.                                            Pennsylvania            23-2833125
Wichita Chase, L.P.                                              Texas                   23-2855660
Willowdale Crossing, L.P.                                        Pennsylvania            23-2879951
Wilson Concord, L.P.                                             Tennessee               23-2887824
The Woods at Highland Lakes, L.P.                                Ohio                    23-2948699
The Woods at Long Valley, L.P.                                   New Jersey              23-2889640
Wrightstown Hunt, L.P.                                           Pennsylvania            23-2838487
Yardley Estates, L.P.                                            Pennsylvania            23-2691658
60 Industrial Parkway Cheektowaga, LLC                           New York                23-2796640**
2301 Fallston Road LLC                                           Maryland                23-2963546**
Belmont Country Club I LLC                                       Virginia                23-2810333**
Belmont Country Club II LLC                                      Virginia                23-2810333**
Big Branch Overlook L.L.C.                                       Maryland                23-2978195**
Brier Creek Country Club I LLC                                   North Carolina          23-2954264**
Brier Creek Country Club II LLC                                  North Carolina          23-2954264**
C.B.A.Z. Construction Company LLC                                Arizona                 51-0385729**
C.B.A.Z, Holding Company LLC                                     Delaware                51-0385729
Creeks Farm L.L.C.                                               Maryland                23-2978195**
Dominion Valley Country Club I LLC                               Virginia                23-2984309**
Dominion Valley Country Club II LLC                              Virginia                23-2984309**
ELB Investments I LLC                                            Illinois                23-2963552**
ELB Investments II LLC                                           Illinois                23-2963552**
FC Investments I LLC                                             Massachusetts           23-2838925**
FC Investments II LLC                                            Massachusetts           23-2838925**
Feys Property LLC                                                Maryland                23-2978195**
First Brandywine LLC I                                           Delaware                23-2485787**
First Brandywine LLC II                                          Delaware                23-2485787**
First Brandywine LLC III                                         Delaware                61-1443340**
First Brandywine LLC IV                                          Delaware                61-1443340**
Frenchman's Reserve Realty, LLC                                  Florida                 23-2417123**
Golf I Country Club Estates at Moorpark LLC                      California              23-2963547**
Golf II Country Club Estates at Moorpark LLC                     California              23-2963547**
High Point at Hopewell, LLC                                      New Jersey              23-3098583**
Hunts Bluff LLC                                                  Maryland                23-2978195**
Long Meadows TBI, LLC                                            Maryland                23-3044366**
Mizner Realty, L.L.C.                                            Florida                 23-2417123**
Mountain View Country Club I LLC                                 California              23-3091624**
Mountain View Country Club II LLC                                California              23-3091624**
Naples Lakes Country Club, L.L.C.                                Florida                 23-2883354**
Naples TBI Realty, LLC                                           Florida                 23-2417123**
Northville Hills Golf Club LLC                                   Michigan                23-2918224**
Nosan & Silverman Homes LLC                                      Michigan                38-3208312
Palm Cove Golf & Yacht Club I LLC                                Florida                 23-3007073**
Palm Cove Golf & Yacht Club II LLC                               Florida                 23-3007073**


                                                                State or Other
                                                               Jurisdiction of          I.R.S. Employer
          Exact name of Registrant as Specified              Incorporation or of         Identification
                     in Its Charter                              Organization                Number
          -------------------------------------              -------------------        ---------------

Palm Cove Marina I LLC                                           Florida                 23-3007073**
Palm Cove Marina II LLC                                          Florida                 23-3007073**
Regency at Denville LLC                                          New Jersey              23-2810344**
Regency at Dominion Valley LLC                                   Virginia                23-2984309**
The Regency Golf Club I LLC                                      Virginia                23-2984309**
The Regency Golf Club II LLC                                     Virginia                23-2984309**
RiverCrest Sewer Company, LLC                                    Pennsylvania            23-3097672**
Sapling Ridge, LLC                                               Maryland                23-2978195**
South Riding Realty LLC                                          Virginia                23-2861890**
SR Amberlea LLC                                                  Virginia                23-2861890**
Stoney Kill LLC                                                  New York                23-2796640**
Toll Brothers Realty Michigan II LLC                             Michigan                23-2417123**
Toll Cedar Hunt LLC                                              Virginia                23-2994369**
Toll DE X, LLC                                                   Delaware                23-3098760
Toll-Dublin, LLC                                                 California              23-3070669**
Toll Equipment, L.L.C.                                           Delaware                23-2417123**
Toll Glastonbury LLC                                             Connecticut             23-3041974**
Toll NJ I, L.L.C.                                                New Jersey              23-3091620**
Toll NJ II, L.L.C.                                               New Jersey              23-3091620**
Toll Realty L.L.C.                                               Florida                 23-2417123**
Toll Reston Associates, L.L.C.                                   Delaware                23-2551790**
Toll VA L.L.C                                                    Delaware                51-0385728**
Toll VA III L.L.C.                                               Virginia                23-2417123**
Toll Van Wyck LLC                                                New York                23-2796637**
Virginia Construction Co. I, LLC                                 Virginia                23-2417123**
Virginia Construction Co. II, LLC                                Virginia                23-2417123**

---------

(1) The address, including zip code, and telephone number, including area code, for each of the additional registrants is 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006, (215) 938-8000.

**   Uses Employer Identification Number used by its sole member.